UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2015 (June 24, 2015)

ACCELERIZE INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52635	20-3858769
(Commission File Number)	(IRS Employer Identification No.)

20411 SW Birch Street, Suite 250 Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

(949) 515-2141

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 24, 2015, Accelerize Inc. (the “Company”) entered into an amendment (the “Amendment”) of its loan and security agreement (as amended, the “Loan Agreement”) with Square 1 Bank (the “Lender”). Under the Loan Agreement, the Company may borrow up to a maximum of $6,000,000. The Amendment removes, until September 1, 2015, the $1,000,000 minimum liquidity covenant contained in the Loan Agreement. The Amendment also increases, until September 1, 2015, the advance rate impacting the overall credit limit to the product of 3.25 times the average trailing three-month recurring revenue less revenue churn (the “Advance Revenue”) from the prior product of 3 times the Advance Revenue.

As previously established by the Loan Agreement, amounts borrowed will accrue interest at the prime rate in effect from time to time plus 1.25%, not to be less than 5.5% per annum, provided that in no event shall the accrued interest payable with respect to any month be less than $10,000, and if it is, the Company shall pay the difference to Lender on the date the monthly interest payment is due. Accrued interest on amounts borrowed is payable monthly and all other amounts borrowed will be payable in full on the maturity date of March 17, 2016, which maturity date may be extended to March 17, 2017 if the Company provides Lender with a fully-funded business plan acceptable to Lender by January 15, 2016 and no event of default has occurred. The Loan Agreement may be earlier terminated without a prepayment fee. The Loan Agreement also contains certain covenants, including, but not limited to, covenants requiring the Company to obtain approval from the Lender prior to acquiring any assets outside of the ordinary course, entering into non-ordinary course transactions, or repurchasing stock, when each is in excess of $300,000 in the aggregate in any fiscal year, and requiring the Company to achieve specified Adjusted EBITDA levels. The Company previously granted the Lender a security interest in all of the Company's personal property and intellectual property.

The description of the Loan Agreement is not complete and is subject to and qualified in its entirety by reference to the Loan Agreement and the three prior amendments thereto, copies of which are filed as Exhibits 10.1, 10.1, 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K filed on March 19, 2014, the Company’s Current Report on Form 8-K filed on October 6, 2014, and the Company’s Quarterly Report on Form 10-Q filed on May 11, 2015, and are incorporated herein by reference.

The description of the Amendment is not complete and is subject to and qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

10.1	Fourth Amendment to Loan Agreement, dated June 24, 2015, between Accelerize Inc. and Square 1 Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERIZE INC.

By:	/s/ Brian Ross

Name:	Brian Ross

Title:	President and Chief Executive Officer

Date: June 30, 2015